UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
April 20, 2006
MedImmune, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19131	52-1555759
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
One MedImmune Way, Gaithersburg, MD 20878
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (301) 398-0000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On April 20, 2006, MedImmune, Inc. (the “Company”) issued a press release announcing the Company’s results as of and for the first quarter ended March 31, 2006, and will conduct a previously announced, publicly available conference call to discuss those results. The press release provides an update to the Company’s expectations for 2006 from the information previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby furnished in its entirety pursuant to Item 2.02.

Item 9.01.	Financial Statements and Exhibits.
      (d)     Exhibits.
                  See the attached Exhibit Index.

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedImmune, Inc.

By:	/s/ William C. Bertrand, Jr.

William C. Bertrand, Jr.
Senior Vice President, General Counsel
and Secretary
Date: April 20, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 20, 2006, titled “MedImmune Reports Financial Results for First Quarter 2006”